Exhibit 25.1

___________________________________________________________________

                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549
                          _________________________

                               FORM  T-1

                          STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                  ___________________________________________
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ________________________________________

                             THE CHASE MANHATTAN BANK
                (Exact name of trustee as specified in its charter)


New York                                                         13-4994650
(State of incorporation                                    (I.R.S. employer
if not a national bank)                                 identification No.)

270 Park Avenue
New York, New York                                                    10017
(Address of principal executive offices)                         (Zip Code)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                             Tel:  (212) 270-2611
          (Name, address and telephone number of agent for service)
                  ____________________________________________
                            Union Carbide Corporation
             (Exact name of obligor as specified in its charter)

New York                                                    13-1421730
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                     identification No.)

39 Old Ridgebury Road
Danbury, CT                                                      06817
(Address of principal executive offices)                     (Zip Code)
                       ________________________________

                                Debt Securities
                    (Title of the indenture securities)
                        ________________________________



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                               GENERAL

Item 1.  General Information.

          Furnish the following information as to the trustee:

          (a)	Name and address of each examining or supervising authority to which it is subject.

          New York State Banking Department, State House, Albany, New York
          12110.

          Board of Governors of the Federal Reserve System, Washington, D.C., 20551

          Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

          Federal Deposit Insurance Corporation, Washington, D.C., 20429.

          (b)	Whether it is authorized to exercise corporate trust powers.

          Yes.


Item 2.  Affiliations with the Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.










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Item 16.          List of Exhibits

  List below all exhibits filed as a part of this Statement of Eligibility.

          1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

          2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

          3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

          4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

          5.  Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

          7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

          8.  Not applicable.

          9.  Not applicable.

                                  SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 26th day of April, 1999.

                                 THE CHASE MANHATTAN BANK

                                 By /s/R. Lorenzen
                                    R. Lorenzen
                                    Assistant Vice President

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                       Exhibit 7 to Form T-1


                         Bank Call Notice

                       RESERVE DISTRICT NO. 2
                 CONSOLIDATED REPORT OF CONDITION OF

                      The Chase Manhattan Bank
            of 270 Park Avenue, New York, New York 10017
               and Foreign and Domestic Subsidiaries,
              a member of the Federal Reserve System,

          at the close of business December 31, 1998, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.



                                                              Dollar Amounts
             ASSETS                                           in Millions

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin...............$13,915
   Interest-bearing balances .........................................7,805

   Securities:.............................................................
Held to maturity securities...........................................1,429
Available for sale securities........................................56,327
Federal funds sold and securities purchased under
agreements to resell ................................................21,733

Loans and lease financing receivables:
   Loans and leases, net of unearned income   $131,095
   Less: Allowance for loan and lease losses     2,711
   Less: Allocated transfer risk reserve             0
   Loans and leases, net of unearned income,
   allowance, and reserve...........................................128,384

Trading Assets ......................................................48,949
Premises and fixed assets (including capitalized
leases)...............................................................3,095
Other real estate owned ................................................239
Investments in unconsolidated subsidiaries and associated companies.....199
Customers' liability to this bank on acceptances outstanding .........1,209
Intangible assets ....................................................2,081
Other assets ........................................................11,352
TOTAL ASSETS ......................................................$296,717
                                                                  =========


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LIABILITIES

Deposits
   In domestic offices ...............................................$105,879
   Noninterest-bearing ......................... $39,175
   Interest-bearing ..............................66,704
   In foreign offices, Edge and Agreement, subsidiaries and IBF's .......79,294
   Noninterest-bearing ..........................$ 4,082
   Interest-bearing ..............................75,212
Federal funds purchased and securities sold under agreements to repurchase ..........................................................32,546
Demand notes issued to the U.S. Treasury ..................................629
Trading liabilities ....................................................36,807

Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
   With a remaining maturity of one year or less ........................4,478
   With a remaining maturity of more than one year through three years.....213
   With a remaining maturity of more than three years .....................115
Bank's liability on acceptances executed and outstanding.................1,209
Subordinated notes and debentures .......................................5,408
Other liabilities ......................................................10,855

TOTAL LIABILITIES .....................................................277,433


                              EQUITY CAPITAL

Perpetual preferred stock and related surplus..............................0
Common stock ..........................................................1,211
Surplus  (exclude all surplus related to preferred stock).............11,016
Undivided profits and capital reserves ................................6,762
Net unrealized holding gains (losses)on available-for-sale securities ...279
Cumulative foreign currency translation adjustments ......................16

TOTAL EQUITY CAPITAL .................................................19,284
                                                                      ______
TOTAL LIABILITIES AND EQUITY CAPITAL ...............................$296,717
                                                                  ==========
I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

                              WALTER V. SHIPLEY        )
                              THOMAS G. LABRECQUE      )   DIRECTORS
                              WILLIAM B. HARRISON, JR. )

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